RELATED PARTY TRANSACTION	12 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTION

 5. RELATED PARTY TRANSACTION

The Company entered into a commercial service agreement to deliver specialized Artificial Intelligence (“AI”) rollout and implementation consulting services to Hamco Services Limited (“Hamco Services”). The total aggregate value of this contract is $89,171. As of the date of this annual report, the Company has completed initial project milestones and has invoiced Hamco Services an aggregate of $50,955 under the agreement. The remaining balance of $38,216 relates to work currently in progress and will be invoiced upon the successful completion of the remaining performance milestones.

Related party relationships exist because Mr. Chun Leung Chow (Eddy), our Chief Executive Officer and Director, also serves as a director of Hamco Services. Furthermore, Ms. Tao Li, who beneficially owns 18.8% of the outstanding voting securities of the Company, serves as the controlling shareholder of Hamco Services with an 80.0% equity interest.

To mitigate potential conflicts of interest and ensure independent corporate governance, the Board of Directors convened an extraordinary general meeting and called for a shareholder resolution to approve the transaction. Mr. Chow and Ms. Li voluntarily recused themselves from all board deliberations and abstained from voting their respective shares on the shareholder resolution. The transaction was subsequently approved by a majority vote of the Company’s independent, disinterested shareholders. Management believes that the terms of this transaction were negotiated on an arm’s-length basis and reflect market rates for comparable technological and consulting services.

The service fee income was charged pursuant to the terms in the agreement signed between the Company and the related company.